Exhibit 10.11

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.  THE SECURITIES ACQUIRED HEREUNDER MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS PURSUANT TO REGISTRATION OR EXEMPTION FROM REGISTRATION REQUIREMENTS THEREUNDER.

CLASS C COMMON STOCK SUBSCRIPTION AGREEMENT

THIS CLASS C COMMON STOCK SUBSCRIPTION AGREEMENT (this “Agreement”) is entered into as of [•], 2014, by and between Virtu Financial, Inc., a Delaware corporation (the “Company”), and [•] (the “Subscriber”).

WHEREAS, in connection with the initial public offering of the shares of the Company’s Class A common stock, par value $0.00001 per share (the “Class A Common Stock”), and the reorganization transactions contemplated by that certain Reorganization Agreement, dated as of the date hereof, by and among the Company, Virtu Financial LLC, a Delaware limited liability company (“Virtu Financial”), the Subscriber and certain other parties listed therein (the “Reorganization Agreement”), pursuant to which, among other things, all of the existing equity interests in Virtu Financial, including those held by the Subscriber, have been reclassified into Virtu Financial’s non-voting common interest units (“Virtu Financial Units”), based on a hypothetical liquidation of Virtu Financial and the initial public offering price per share of the Class A Common Stock;

WHEREAS, as a condition to receiving the Virtu Financial Units in the reclassification described above, the Subscriber has entered into this Agreement to subscribe for and purchase that number of shares of the Company’s Class C common stock, par value $0.00001 per share (the “Class C Common Stock”), specified on Schedule I hereto.

The parties hereto, intending to be legally bound, hereby agree, for good and valuable consideration, the receipt of which is hereby acknowledged, as follows:

1.                                      Subscription for Class C Common Stock.  Subject to the terms and conditions set forth in this Agreement and any unit vesting agreement entered into between the Subscriber and the Company, the Subscriber hereby subscribes for and agrees to purchase, and the Company hereby agrees to sell and issue to the Subscriber, that number of shares of Class C Common Stock specified on Schedule I hereto, in exchange for the payment of the purchase price of $0.00001 per share (the “Purchase Price”).  Within thirty (30) days following the execution and delivery hereof, and as a condition subsequent to the consummation of the transactions contemplated hereby, the Subscriber will tender to the Company, in cash, check or wire transfer, the Purchase Price.

2.                                      Shares.  The Company represents and warrants that the shares of Class C Common Stock subscribed for hereunder (the “Shares”) have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable.

3.                                      Representations and Warranties of the Company.  The Company hereby represents and warrants:

(a)                                 That the Company is a corporation duly incorporated or formed and is existing in good standing under the laws of the State of Delaware;

(b)                                 that the Company has all requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby; and

(c)                                  that this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

4.                                      Representations and Warranties of the Subscriber.  The Subscriber hereby represents and warrants:

(a)                                 that the Subscriber is an “accredited investor” (as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”);

(b)                                 that the Subscriber or the Subscriber’s representative has had access to the same kind of information concerning the Company that is required by Schedule A of the Act, to the extent that the Company possesses such information;

(c)                                  that the Subscriber has received a copy of the Company’s Registration Statement on Form S-1, dated [•], 2014, and such other information as the Subscriber may have requested from the Company;

(d)                                 that the Subscriber has such knowledge and experience in financial and business matters that it is capable of utilizing the information that is available to it concerning the Company to evaluate the risks of investment in the Company including the risk that it could lose its entire investment in the Company;

(e)                                  that the Subscriber understands that the Shares have not been registered under the Act, the securities laws of any state or the securities laws of any other jurisdiction, and that the Shares must be held indefinitely, are subject to restrictions on sale and Transfer (as defined below) and any sale or Transfer permitted under the terms of this Agreement must be registered under the Act and such other securities laws unless an exemption from registration under the Act and such other securities laws covering the sale or Transfer of the Shares is available;

(f)                                   that the Shares are being purchased by the Subscriber for the Subscriber’s own sole benefit and account for investment and not with a view to, or for resale in connection with, a public offering or distribution thereof;

(g)                                  that the Subscriber understands that the certificate or certificates representing the Shares (if certificated) may be impressed with a legend stating that the Shares are subject to restrictions on sale and Transfer and have not been registered under the Act or any state securities laws and setting out or referring to the restrictions on the Transferability and resale of the Shares; and

(h)                                 that the Subscriber understands that stop Transfer instructions in respect of the Shares may be issued to any Transfer agent, Transfer clerk or other agent at any time acting for the Company.

5.                                      Transfer Restrictions.  The Subscriber hereby agrees that, unless otherwise agreed to by the Company in writing (with the approval of the board of directors of the Company), it shall not Transfer any of the Shares except for Transfers that are otherwise made in accordance with the Second Amended and Restated Limited Liability Company Agreement of Virtu Financial (the “LLC Agreement”) (it being understood that, pursuant to the LLC Agreement, the Shares shall only be Transferred with the corresponding Virtu Financial Units that constitute a Paired Interest (as defined in the LLC Agreement) with such Shares).  As used herein, “Transfer” shall have the meaning set forth in the LLC Agreement.

6.                                      Unit Certificate Restrictive Legends.  Certificated Units evidencing the Shares, to the extent such certificates are issued, may bear such restrictive legends as the Company and/or the Company’s counsel may deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, the following legends:

“THE TRANSFER OF SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE CLASS C COMMON STOCK SUBSCRIPTION AGREEMENT, DATED AS OF [•], 2014, BETWEEN VIRTU FINANCIAL, INC. AND THE SUBSCRIBER, AS IT MAY BE AMENDED, SUPPLEMENTED AND/OR RESTATED FROM TIME TO TIME, AND NO TRANSFER OF THESE SECURITIES WILL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED.  THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.  THE SECURITIES ACQUIRED HEREUNDER MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS PURSUANT TO REGISTRATION OR EXEMPTION FROM REGISTRATION REQUIREMENTS THEREUNDER.”

7.                                      Notices.  All notices required or permitted hereunder shall be in writing deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or her or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other.

8.                                      Successors and Assigns.  The rights, duties and obligations under this Agreement may not be assigned by the Subscriber or the Company except that this Agreement shall be assignable by the Company to any successor entity, including an entity acquiring all, or substantially all, of the assets of the Company.  The provisions of this Agreement shall be binding on any such assignee.

9.                                      Entire Agreement; Amendments and Waivers.

(a)                                 Amendments.  This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.  There are no agreements, understandings, specific restrictions, warranties, or representations relating to said subject matter between the parties other than those set forth herein or herein provided for.  This Agreement may only be amended in writing by mutual agreement between the parties.

(b)                                 Waivers.  The failure of a party to insist upon strict performance of any provision of this Agreement in any one or more instances shall not be construed as a waiver or relinquishment of the right to insist upon strict compliance with such provision in the future.

10.                               WAIVER OF JURY TRIAL.  THE COMPANY AND SUBSCRIBER EACH WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THE AGREEMENT, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH, IN THE FUTURE, MAY BE DELIVERED IN CONNECTION THEREWITH, AND EACH AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  THE COMPANY AND SUBSCRIBER EACH REPRESENTS THAT NO OFFICER, REPRESENTATIVE, OR ATTORNEY OF THE SUBSCRIBER OR COMPANY, RESPECTIVELY, OR ANY AFFILIATE HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE SUBSCRIBER OR COMPANY, RESPECTIVELY, WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS.

11.                               Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other governmental authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the fullest extent possible.

12.                               Number; Titles.  As employed in this Agreement, the singular form shall include, if appropriate, the plural.  The headings employed in this Agreement are solely for the convenience and reference of the parties and are not intended to be descriptive of the entire contents of any paragraph and shall not limit or otherwise affect any of terms, provisions, or construction thereof.

13.                               Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

14.                               Jurisdiction.

(a)                                 The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any party or any of its affiliates or against any party or any of its affiliates) shall be brought in the Delaware Chancery Court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.  Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 7 shall be deemed effective service of process on such party.

(b)                                 EACH OF THE COMPANY AND THE SUBSCRIBER HEREBY IRREVOCABLY DESIGNATES THE CORPORATION TRUST COMPANY (IN SUCH CAPACITY, THE “PROCESS AGENT”), WITH AN OFFICE AT CORPORATION TRUST CENTER, 1209 ORANGE STREET, WILMINGTON, NEW CASTLE COUNTY, DELAWARE 19801, AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, FOR AND ON ITS BEHALF SERVICE OF PROCESS IN SUCH JURISDICTION IN ANY LEGAL ACTION OR PROCEEDINGS WITH RESPECT TO THIS AGREEMENT OR ANY OTHER AGREEMENT EXECUTED IN CONNECTION WITH THIS AGREEMENT, AND SUCH SERVICE SHALL BE DEEMED COMPLETE UPON DELIVERY THEREOF TO THE PROCESS AGENT; PROVIDED THAT IN THE CASE OF ANY SUCH SERVICE UPON THE PROCESS AGENT, THE PARTY EFFECTING SUCH SERVICE SHALL ALSO DELIVER A COPY THEREOF TO EACH OTHER SUCH PARTY IN THE MANNER PROVIDED IN SECTION 7 OF THIS AGREEMENT.  EACH PARTY SHALL TAKE ALL SUCH ACTION AS MAY BE NECESSARY TO CONTINUE SAID APPOINTMENT IN FULL FORCE AND EFFECT OR TO APPOINT ANOTHER AGENT SO THAT SUCH PARTY SHALL AT ALL TIMES HAVE AN AGENT FOR SERVICE OF PROCESS FOR THE ABOVE PURPOSES IN WILMINGTON, DELAWARE.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY MANNER PERMITTED BY APPLICABLE LAW.  EACH PARTY EXPRESSLY ACKNOWLEDGES THAT THE FOREGOING WAIVER IS INTENDED TO BE IRREVOCABLE UNDER THE LAWS OF THE STATE OF DELAWARE AND OF THE UNITED STATES OF AMERICA.

15.                               Counterparts.  This Agreement may be executed in any number of counterparts, any of which may be executed and transmitted by facsimile (or electronic mail in pdf format), and each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same instrument.

16.                               Further Representations and Acknowledgements of the Subscriber.  The Subscriber acknowledges having been afforded a reasonable opportunity to consult with the financial or legal advisors of the Subscriber’s choosing with respect to the Subscriber’s rights and responsibilities under this Agreement, and the Subscriber is advised to so consult.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Agreement as of the date and year first written above.

THE COMPANY:	VIRTU FINANCIAL, INC.

By:
Name:
Title:

[Signature Page to Class C Common Stock Subscription Agreement]

THE SUBSCRIBER:

By:
Name:
Title:

[Signature Page to Class C Common Stock Subscription Agreement]

Schedule I

Name of the Subscriber	Shares of Class C Common Stock of the Company issued to the Subscriber
[•]	[•]